                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 21
Statement of Operations.......................... 22
Statement of Changes in Net Assets............... 23
Financial Highlights............................. 24
Notes to Financial Statements.................... 26
Dividend Reinvestment Plan....................... 31

VKV SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
   With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
   Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
   If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,


[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell
President

Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.

    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.

    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKV)


COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........    (2.44)%
Six-month total return based on NAV(2)....................     1.12%

 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)..................................................     5.79%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.05%

SHARE VALUATIONS
Net asset value...........................................  $ 15.41
Closing common stock price................................  $ 14.0000
Six-month high common stock price (12/21/98)..............  $ 15.1875
Six-month low common stock price (04/30/99)...............  $ 14.0000
Preferred share (Series A) rate(5)........................     3.170%
Preferred share (Series B) rate(5)........................     3.250%
Preferred share (Series C) rate(5)........................     3.100%
Preferred share (Series D) rate(5)........................     3.299%
Preferred share (Series E) rate(5)........................     3.450%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

We recently spoke with the management team of the Van Kampen Value Municipal Income Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.


   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?


   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.

    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.

    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.


   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?


   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?


   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. To do so, we sought to limit the Trust's exposure to bond calls, which can lower its income stream because we must invest the proceeds of called bonds into bonds paying current lower interest rates. During the reporting period, we purchased noncallable bonds, which cannot be paid off early by their issuers, even if interest rates decline. In addition, we began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. As a result, housing bonds are more likely than many other issues to be called from the portfolio.

    By working closely with our experienced research analysts, we continued to look for securities that may be temporarily out of favor but that we feel have the potential to appreciate in price if market circumstances change. For example, we purchased 30-year bonds with 5 percent coupon rates--which tend to attract strong demand from individual investors--during a period where heavy supply kept prices attractive. A few months later, we sold them at a profit when the supply of municipal securities declined and demand for these issues increased. For additional portfolio highlights, please refer to page 8.

    In addition, our research team helped us find value in the health-care sector, which is under pressure as a result of the challenges imposed by managed care and changing Medicare reimbursement policies. The team sifted through the range of health-care offerings to help us find lower-rated bonds with attractive yields and strong underlying quality. For example, they recently uncovered a hospital issue that was out of favor because its credit rating had been downgraded. We felt that the market had overreacted to the lower (but still investment-grade) rating, and we bought the bonds at an attractive price.



   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?


   A During the past six months, the Trust generated a total return of -2.44 percent(1) based on market price. This reflects a decrease in market price from $14.75 per share on October 31, 1998, to $14.00 on April 30, 1999. In addition, the Trust provided a distribution rate of 5.79 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.05 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.0675 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?


   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.

    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[HANEY SIG.]
Timothy D. Haney

Portfolio Manager

[HEGEL SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
Health Care.................  18.2%
Industrial Revenue..........  13.2%
Public Building.............  11.6%
Retail
  Electric/Gas/Telephone....  10.2%
Higher Education............   7.7%

   AS OF OCTOBER 31, 1998
Health Care.................  16.8%
Public Building.............  12.9%
Industrial Revenue..........  12.5%
Retail
  Electric/Gas/Telephone....  10.3%
Higher Education............   7.8%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS
 A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA            NON-RATED
                                     -------              -----                ---               -------            ---------
As of April 30, 1999                  64.80               6.30                11.00               17.40                .50

AS OF OCTOBER 31, 1998
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA            NON-RATED
                                     -------              -----                ---               -------            ---------
As of October 31, 1998                63.20               7.50                11.40               17.30                .60

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999


                                                                               DIVIDEND
                                                                               --------
'Nov 1998'                                                                      0.0675
'Dec 1998'                                                                      0.0675
'Jan 1999'                                                                      0.0675
'Feb 1999'                                                                      0.0675
'Mar 1999'                                                                      0.0675
'Apr 1999'                                                                      0.0675

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS 99.4%
          ALABAMA  3.5%
$ 3,815   Alabama Agricultural & Mechanical
          Univ Rev (Prerefunded @ 11/01/05)
          (MBIA Insd)..........................    6.500%    11/01/25    $  4,414,146
  5,000   Birmingham Baptist Med Cent AL Spl
          Care Fac Fin Auth Rev (MBIA Insd)....    5.750     11/15/10       5,212,300
  1,000   Birmingham, AL Wtr & Swr Rev
          Wts Ser  A...........................    4.750     01/01/29         928,700
  2,650   Huntsville, AL Hlthcare Auth Hlthcare
          Fac Rev Ser A (MBIA Insd)............    6.375     06/01/22       2,876,231
    300   Mobile, AL Indl Dev Brd Solid Waste
          Disp Rev Mobile Energy Svcs Co Proj
          Rfdg.................................    6.950     01/01/20         104,625
  7,350   Montgomery, AL BMC Spl Care Fac Fin
          Auth Rev Baptist Hlth Ser B
          (MBIA Insd)..........................    5.000     11/15/29       7,077,094
                                                                         ------------
                                                                           20,613,096
                                                                         ------------
          ALASKA  0.2%
  1,000   North Slope Borough, AK Ser B
          (FSA Insd)...........................    7.500     06/30/01       1,078,890
                                                                         ------------
          ARIZONA  0.8%
  4,295   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson Ser
          A Rfdg (FSA Insd)....................    7.250     07/15/10       4,749,067
                                                                         ------------
          ARKANSAS  0.2%
  3,050   Arkansas St Cap Apprec College
          Savings A............................    *         06/01/16       1,307,352
                                                                         ------------
          CALIFORNIA  8.3%
  5,000   Alameda Corridor Tran Auth CA Rev Ser
          1999 A Cap Apprec (MBIA Insd)........    *         10/01/30         971,500
    885   California Hsg Fin Agy Rev Home Mtg
          Ser B1...............................    6.300     08/01/08         944,366
  1,100   California Rural Home Mtg Fin Auth
          Single Family Mtg Rev Ser B (GNMA
          Collateralized)......................    7.750     09/01/26       1,219,097
  1,500   California St Pub Wks Brd Lease Rev
          Dept of Corrections Monterey Ser A
          (Prerefunded @ 11/01/04)
          (MBIA Insd) (b)......................    6.400     11/01/10       1,723,275
  6,000   California St Pub Wks Brd Lease Rev
          Dept of Corrections St Prisons Ser A
          Rfdg (AMBAC Insd)....................    5.250     12/01/13       6,427,380
  2,000   California St Pub Wks Brd Lease Rev
          Dept of Corrections St Prisons Ser A
          Rfdg (AMBAC Insd)....................    5.000     12/01/19       2,024,360
  1,000   Foothill/Eastern Tran Corridor Agy CA
          Toll Rd Rev Ser A....................    6.500     01/01/32       1,113,230
  2,000   Fresno, CA Hlth Fac Rev Holy Cross
          Hlth Sys Saint Agnes Med (Prerefunded
          @ 06/01/02) (MBIA Insd)..............    6.625     06/01/21       2,213,760

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,175   Kings Cnty, CA Waste Mgmt Auth Solid
          Waste Rev............................  7.200%      10/01/14    $  1,309,267
  2,325   Los Angeles, CA Dept Wtr & Pwr Elec
          Plant Rev (MBIA Insd)................  4.250       11/15/14       2,187,221
  9,500   Los Angeles, CA Dept Wtr & Pwr Elec
          Plant Rev Crossover Rfdg (FGIC Insd)
          (b)..................................  5.375       09/01/23       9,724,390
  5,000   Orange Cnty, CA Recovery Ctfs Ser A
          (MBIA Insd)..........................  6.000       07/01/06       5,596,150
  1,000   Orange Cnty, CA Recovery Ser A Rfdg
          (MBIA Insd)..........................  5.600       06/01/07       1,099,060
  2,995   Orange Cnty, CA Recovery Ser A Rfdg
          (MBIA Insd)..........................  6.000       06/01/08       3,382,912
  5,700   Sacramento, CA City Fin Auth Rev Comb
          Proj B (MBIA Insd)...................  *           11/01/15       2,533,251
  3,000   San Diego, CA Convention Cent
          Expansion Fin Auth Lease Rev Ser A
          (AMBAC Insd).........................  4.750       04/01/28       2,835,480
  3,250   San Marcos, CA Pub Fac Auth Rev Pub
          Impt Civic Cent Ser A Rfdg...........  6.200       08/01/22       3,350,197
                                                                         ------------
                                                                           48,654,896
                                                                         ------------
          COLORADO  5.4%
  5,640   Adams & Arapahoe Cntys, CO Jt Sch
          Dist Ser C (MBIA Insd)...............  5.750       12/01/08       6,236,374
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................  6.950       08/31/20       1,187,810
  3,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................  7.000       08/31/26       3,571,770
  9,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser C (Prerefunded
          @ 08/31/05)..........................  *           08/31/26       1,444,860
  2,825   Denver, CO City & Cnty Arpt Rev......  8.500       11/15/23       3,043,486
    920   Denver, CO City & Cnty Arpt Rev Ser
          A....................................  8.875       11/15/12       1,030,041
    330   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).............  8.875       11/15/12         377,381

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)

-------------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 3,000   Denver, CO City & Cnty Arpt Rev Ser B
          (MBIA Insd)..........................  6.250%      11/15/07    $  3,376,770
  6,000   Denver, CO City & Cnty Arpt Rev
          Ser C................................  6.600       11/15/04       6,490,080
  7,500   E-470 Pub Hwy Auth CO Rev Sr Ser B
          Rfdg (MBIA Insd).....................  *           09/01/19       2,640,450
  2,000   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC:
          Meridian Assoc East).................  7.500       12/01/11       2,169,800
                                                                         ------------
                                                                           31,568,822
                                                                         ------------
          CONNECTICUT  0.5%
  2,500   Connecticut St Hlth & Edl Fac Auth
          Rev Nursing Home Pgm AHF/Hartford
          (Prerefunded @ 11/01/04).............  7.125       11/01/14       2,927,425
                                                                         ------------
          FLORIDA  5.4%
  1,985   Bay Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04)
          (AMBAC Insd).........................  6.750       07/01/12       2,284,457
  3,500   Citrus Cnty, FL Hosp Brd Rev Citrus
          Mem Hosp Ser A Rfdg (FSA Insd).......  6.500       08/15/12       3,826,830
  1,400   Florida Hsg Fin Agy Single Family Mtg
          Ser A Rfdg (GNMA Collateralized).....  6.650       01/01/24       1,506,484
  3,000   Hillsborough Cnty, FL Cap Impt Pgm
          Rev Criminal Justice Fac Rfdg
          (FGIC Insd)..........................  5.250       08/01/16       3,051,360
  3,000   Hillsborough Cnty, FL Indl Dev Auth
          Pollutn Ctl Rev Tampa Elec Co Proj
          Ser 92 Rfdg..........................  8.000       05/01/22       3,406,620
  2,945   Hillsborough Cnty, FL Sch Brd Ctfs
          Partn (Prerefunded @ 07/01/04)
          (MBIA Insd)..........................  6.000       07/01/12       3,286,679
 10,000   Orange Cnty, FL Sch Brd Ctfs Partn
          Ser A (MBIA Insd)....................  5.375       08/01/17      10,337,900
  3,985   Pinellas Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Multi Cnty Pgm Ser A
          (GNMA Collateralized) (b)............  6.700       02/01/28       4,271,920
                                                                         ------------
                                                                           31,972,250
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          GEORGIA  1.9%
$ 3,000   Burke Cnty, GA Dev Auth Pollutn Ctl
          Rev GA Pwr Co Plant Vogtle Proj
          (MBIA Insd)..........................  6.350%      05/01/19    $  3,069,150
  5,000   Georgia Muni Elec Auth Pwr Rev Ser
          B Rfdg (FGIC Insd) (b)...............  5.700       01/01/19       5,431,350
  2,700   Marietta, GA Dev Auth Rev First Mtg
          Life College Ser B (FSA Insd)........  5.375       09/01/09       2,863,512
                                                                         ------------
                                                                           11,364,012
                                                                         ------------
          HAWAII 0.4%
  2,250   Hawaii St Arpt Sys Rev Third Ser Rfdg
          (AMBAC Insd).........................  5.750       07/01/09       2,424,870
                                                                         ------------
          ILLINOIS  5.1%
  5,000   Chicago Illinois Brd Ed Chicago Sch
          Reform Brd Ser A (FGIC Insd).........  5.500       12/01/26       5,328,850
  3,500   Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd)...............  *           01/01/17       1,304,205
  1,000   Chicago, IL Park District
          (Prerefunded @ 01/01/02) (b).........  6.700       01/01/11       1,094,060
  1,560   Illinois Hlth Fac Auth Rev Carle
          Fndtn Ser A Rfdg (FGIC Insd).........  6.750       01/01/10       1,621,090
  3,180   Illinois Hlth Fac Auth Rev Children's
          Mem Hosp (MBIA Insd).................  6.250       08/15/13       3,665,173
  2,250   Illinois Hlth Fac Auth Rev
          Evangelical Hosps Ser A Rfdg
          (FSA Insd)...........................  6.750       04/15/17       2,485,912
  1,250   Illinois Hlth Fac Auth Rev
          Evangelical Hosps Ser C (FSA Insd)...  6.750       04/15/17       1,381,062
  1,000   Illinois Hlth Fac Auth Rev Highland
          Park Hosp Proj Ser A (MBIA Insd).....  5.750       10/01/17       1,064,890
 10,060   Metro Pier & Expo Auth IL McCormick
          Place Rfdg (MBIA Insd)...............  *           12/15/21       3,080,372
  2,070   Northern IL Univ Ctfs Partn Hoffman
          Estates Cent Proj (FSA Insd).........  5.400       09/01/16       2,188,570
  5,000   Regional Tran Auth IL Ser A
          (AMBAC Insd).........................  8.000       06/01/17       6,841,300
                                                                         ------------
                                                                           30,055,484
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          INDIANA  0.6%
$ 4,000   Fort Wayne, IN Hosp Auth Hosp Rev
          Parkview Hlth Sys Inc Proj Rfdg
          (MBIA Insd)..........................  4.750%      11/15/28    $  3,653,880
                                                                         ------------
          KENTUCKY  2.6%
  9,900   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........  7.500       02/01/12      10,759,716
  3,500   Kenton Cnty, KY Arpt Brd Arpt Rev Spl
          Fac Delta Airls Proj Ser A...........  7.500       02/01/20       3,803,940
    500   Mt Sterling, KY Lease Rev KY League
          Cities Fdg Ser B.....................  6.100       03/01/18         561,655
                                                                         ------------
                                                                           15,125,311
                                                                         ------------
          LOUISIANA  1.8%
  2,000   Jefferson Parish, LA Hosp Svc Dist No
          2 Hosp Rev (FSA Insd)................  5.000       07/01/28       1,924,180
  2,000   Louisiana Stadium & Expo Dist Hotel
          Occupancy Tax & Stadium Rev Ser B
          Rfdg (FGIC Insd).....................  4.750       07/01/21       1,891,060
  6,000   Saint Charles Parish, LA Solid Waste
          Disp Rev LA Pwr & Lt Co Proj
          (FSA Insd) (b).......................  7.050       04/01/22       6,440,040
                                                                         ------------
                                                                           10,255,280
                                                                         ------------
          MAINE  0.9%
  3,000   Maine Edl Ln Mktg Corp Student Ln Rev
          Ser A4...............................  5.950       11/01/03       3,207,510
  1,770   Maine St Hsg Auth Mtg Purp Ser C2....  6.875       11/15/23       1,916,963
                                                                         ------------
                                                                            5,124,473
                                                                         ------------
          MASSACHUSETTS  4.1%
  2,000   Massachusetts St Hlth & Edl Fac Auth
          Rev (Prerefunded @ 07/01/01) (AMBAC
          Insd) (b)............................  7.100       07/01/21       2,182,020
  1,000   Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham...........  6.900       12/01/29       1,089,540
  1,000   Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham...........  6.750       12/01/20       1,083,770
  1,000   Massachusetts St Indl Fin Agy Wtr
          Treatment American Hingham...........  6.950       12/01/35       1,096,750

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 3,000   Massachusetts St Wtr Pollutn
          Abatement Trust Wtr Pollutn Abatement
          Rev New Bedford Pgm Ser A Rfdg
          (FGIC Insd)..........................  4.750%      02/01/26    $  2,807,970
 14,500   Massachusetts St Wtr Res Auth Ser A
          (Prerefunded @ 12/01/01) (b).........  6.500       12/01/19      15,814,135
                                                                         ------------
                                                                           24,074,185
                                                                         ------------
          MICHIGAN 5.0%
  1,250   Battle Creek, MI Downtown Dev Auth
          Tax Increment Rev (Prerefunded @
          05/01/04)............................  7.600       05/01/16       1,468,662
  5,000   Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No 1 Proj Ser
          C1 (Prerefunded @ 07/01/06)..........  6.250       07/01/25       5,704,450
  2,750   Detroit, MI Ser B Rfdg...............  7.000       04/01/04       3,071,420
  4,000   Michigan St Bldg Auth Rev Ser I Rfdg
          (MBIA Insd)..........................  6.250       10/01/20       4,286,560
  4,300   Michigan St Hosp Fin Auth Rev Detroit
          Med Cent Oblig Ser A.................  5.250       08/15/28       3,901,046
  1,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Ser A Rfdg
          (ACA Insd)...........................  5.500       10/01/18       1,005,860
  2,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Ser A Rfdg
          (ACA Insd)...........................  5.500       10/01/27       2,005,400
  5,000   Michigan St Strat Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd) (a)............................  5.550       09/01/29       5,074,100
  3,000   Michigan Str Hosp Fin Auth Rev
          Detroit Med Cent Oblig Ser A.........  5.250       08/15/23       2,742,480
                                                                         ------------
                                                                           29,259,978
                                                                         ------------
          MISSISSIPPI  0.6%
  1,500   Claiborne Cnty, MS Pollutn Ctl Rev
          Sys Energy Res Inc Rfdg..............  7.300       05/01/25       1,566,705
  2,000   Mississippi Business Fin Corp MS
          Pollutn Ctl Rev Sys Energy Res Inc
          Proj.................................  5.875       04/01/22       2,009,960
                                                                         ------------
                                                                            3,576,665
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MISSOURI  0.4%
$ 2,395   Kansas City, MO Port Auth Fac
          Riverfront Park Proj Ser A...........  5.750%      10/01/03    $  2,545,717
                                                                         ------------
          NEBRASKA  0.9%
  5,000   Nebraska Invt Fin Auth...............  5.125       12/01/17       4,940,750
                                                                         ------------
          NEVADA  1.6%
  5,750   Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg (AMBAC Insd).........  7.200       10/01/22       6,410,215
  2,485   Nevada Hsg Div Single Family
          Pgm Mezz B...........................  6.550       10/01/12       2,639,095
                                                                         ------------
                                                                            9,049,310
                                                                         ------------
          NEW JERSEY  3.3%
  1,000   Bordentown, NJ Swr Auth Rev Ser C
          (MBIA Insd) (b)......................  6.800       12/01/25       1,066,120
  1,000   New Jersey Econ Dev Auth Econ Dev Rev
          Manahawkin Convalescent Ser A Rfdg
          (FHA Gtd)............................  6.650       08/01/18       1,098,290
  2,500   New Jersey Econ Dev Auth Mkt
          Transition Fac Rev Sr Lien Ser A
          (MBIA Insd)..........................  5.800       07/01/09       2,740,250
  1,695   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic
          (FSA Insd)...........................  6.000       07/01/06       1,895,976
  2,500   New Jersey Hlthcare Fac Fin Auth Rev
          Genl Hosp Cent at Passaic
          (FSA Insd)...........................  6.750       07/01/19       3,034,600
  2,250   New Jersey St Edl Fac Auth Rev
          Glassboro St College Ser A
          (Prerefunded @ 07/01/01)
          (MBIA Insd)..........................  6.700       07/01/21       2,437,538
  6,750   Salem Cnty, NJ Indl Pollutn Ctl Fin
          Auth Rev Pollutn Ctl Pub Svc Elec &
          Gas Ser A (MBIA Insd)................  5.450       02/01/32       6,884,865
                                                                         ------------
                                                                           19,157,639
                                                                         ------------
          NEW MEXICO  0.3%
  2,000   New Mexico St Hosp Equip Ln Council
          Hosp Rev Mem Med Ctr Inc Proj........  5.500       06/01/28       1,954,500
                                                                         ------------
          NEW YORK  13.8%
  2,070   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser A....................  7.000       06/15/09       2,228,728
  2,105   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser A (Prerefunded @
          06/15/01)............................  7.000       06/15/09       2,268,432

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 7,270   New York City Ser A..................  7.000%      08/01/04    $  8,247,451
  5,700   New York City Ser E Rfdg.............  6.600       08/01/03       6,279,690
  5,000   New York City Ser G..................  5.750       02/01/14       5,326,750
  2,000   New York St Dorm Auth Rev City Univ
          Third Genl Res Ser 2 (Prerefunded @
          07/01/04) (MBIA Insd)................  6.250       07/01/19       2,223,420
  7,575   New York St Dorm Auth Rev Cons City
          Univ Sys Ser A.......................  5.625       07/01/16       8,138,428
  4,000   New York St Dorm Auth Rev Court Fac
          Lease Ser A..........................  5.250       05/15/21       3,992,120
  2,500   New York St Dorm Auth Rev
          Dept of Hlth.........................  5.500       07/01/25       2,554,875
  4,000   New York St Dorm Auth Rev St Univ Edl
          Fac Ser A Rfdg (AMBAC Insd)..........  5.500       05/15/09       4,359,040
  5,215   New York St Dorm Auth Rev St Univ Edl
          Fac Ser B Rfdg.......................  7.375       05/15/14       5,511,786
  5,885   New York St Energy Research & Dev
          Auth Fac Rev.........................  7.125       12/01/29       6,752,508
  2,310   New York St Med Care Fac Fin Agy Rev
          Saint Peter's Hosp Proj Ser A
          (AMBAC Insd).........................  5.375       11/01/13       2,416,907
  5,000   New York ST Urban Dev Corp Rev.......  5.000       01/01/14       4,997,100
  3,130   New York St Urban Dev Corp Rev
          Correctional Fac Ser A Rfdg..........  5.500       01/01/16       3,218,485
  5,000   New York St Urban Dev Corp Rev St
          Fac Rfdg.............................  5.700       04/01/20       5,386,250
  7,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6
          (MBIA Insd)..........................  5.750       12/01/25       7,420,140
                                                                         ------------
                                                                           81,322,110
                                                                         ------------
          OHIO 3.9%
  2,000   Cuyahoga Cnty, OH Multi-Family Rev
          Hsg Dale Bridge Apt (GNMA
          Collateralized)......................  6.600       10/20/30       2,170,500
  3,540   Franklin Cnty, OH Hosp Rev & Impt
          Doctor's Hosp Proj Rfdg (a)..........  5.875       12/01/23       3,907,098
  5,515   Lucas Cnty, OH Hosp Rev Promedica
          Hlthcare Oblig (MBIA Insd)...........  6.000       11/15/06       6,133,949

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 2,780   Miami Cnty, OH Hosp Fac Rev Upper Vly
          Med Cent Ser C Rfdg & Impt...........  5.600%      05/15/02    $  2,878,106
  5,130   Muskingum Cnty, OH Hosp Fac Rev
          Bethesda Care Sys Rfdg & Impt (Connie
          Lee Insd)............................  6.250       12/01/10       5,723,541
  2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac
          Rev OH Edison Co Proj Rfdg...........  5.950       05/15/29       2,039,820
                                                                         ------------
                                                                           22,853,014
                                                                         ------------
          OKLAHOMA 1.8%
 10,000   Tulsa, OK Muni Arpt Tran Rev American
          Airls Inc (b)........................  7.375       12/01/20      10,650,600
                                                                         ------------
          OREGON  0.7%
  3,795   Oregon St Dept Admin Serv Ctfs Partn
          Ser A (MBIA Insd)....................  5.250       11/01/10       3,996,742
                                                                         ------------
          PENNSYLVANIA  4.3%
  1,000   Pennsylvania Hsg Fin Agy Single
          Family Mtg Ser 43....................  7.500       10/01/25       1,004,810
  3,000   Pennsylvania St Higher Edl Fac Auth
          Rev Med College PA Ser A (Prerefunded
          @ 03/01/01) (b)......................  7.250       03/01/11       3,247,620
  9,450   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd) (b)..................  6.250       07/01/08      10,430,248
  2,525   Philadelphia, PA Gas Wks Rev Ser 14
          Rfdg (FSA Insd) (b)..................  6.375       07/01/26       2,789,166
    800   Philadelphia, PA Hosps & Higher Ed
          Fac Auth Rev Cmnty College Ser A
          (MBIA Insd)..........................  6.100       05/01/09         886,688
  1,370   Philadelphia, PA Hosps & Higher Ed
          Fac Auth Rev Cmnty College Ser B Rfdg
          (MBIA Insd)..........................  6.500       05/01/08       1,590,255
  3,000   Philadelphia, PA Sch Dist Ser A
          (MBIA Insd)..........................  4.750       04/01/27       2,816,880
  2,500   Ridley Park, PA Hosp Auth Rev Taylor
          Hosp Ser A...........................  6.000       12/01/05       2,665,100
                                                                         ------------
                                                                           25,430,767
                                                                         ------------
          RHODE ISLAND  0.2%
  1,050   Rhode Island St Hlth & Edl Bldg Corp
          Rev Higher Edl Fac Roger Williams
          (Prerefunded @ 11/15/04) (Connie Lee
          Insd)................................  7.200       11/15/14       1,237,488
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TENNESSEE  0.4%
$ 2,200   Tennessee Hsg Dev Agy Mtg Fin
          Ser A................................  7.125%      07/01/26    $  2,357,454
                                                                         ------------
          TEXAS 4.8%
  9,065   Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc Proj..............  7.500       12/01/29       9,671,992
  3,000   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd)......  4.900       10/01/15       3,035,400
  2,250   Harris Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Hermann Hosp Proj
          (Prerefunded @ 10/01/04)
          (MBIA Insd)..........................  6.375       10/01/24       2,533,725
  1,275   Matagorda Cnty, TX Navig Dist No 1
          Rev Houston Lt & Pwr Ser A Rfdg
          (AMBAC Insd).........................  6.700       03/01/27       1,386,805
  5,000   Matagorda Cnty, TX Navig Dist No 1
          Rev Houston Lt Rfdg (AMBAC Insd).....  5.125       11/01/28       4,940,000
  4,500   Tarrant Cnty, TX Hlth Fac Dev TX Hlth
          Res Sys Ser A (MBIA Insd)............  5.000       02/15/26       4,329,450
  2,250   Tomball, TX Hosp Auth Rev Rfdg.......  6.125       07/01/23       2,334,420
                                                                         ------------
                                                                           28,231,792
                                                                         ------------
          UTAH 0.3%
  4,950   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser A Rfdg (FGIC Insd)...........  *           07/01/17       1,944,261
                                                                         ------------
          VIRGINIA  1.6%
  2,250   Fredericksburg, VA Indl Dev Auth Hosp
          Fac Rev (Prerefunded @ 08/15/01)
          (FGIC Insd) (b)......................  6.600       08/15/23       2,428,898
  3,000   Isle Wight Cnty, VA Indl Dev Auth
          Solid Waste Disp Fac Rev Union Camp
          Corp Proj............................  6.550       04/01/24       3,242,700
  2,000   Loudoun Cnty, VA Ctfs Partn
          (FSA Insd)...........................  6.900       03/01/19       2,253,080
  1,500   Virginia St Hsg Dev Auth Multi-Family
          Ser E Rfdg...........................  5.900       11/01/17       1,580,625
                                                                         ------------
                                                                            9,505,303
                                                                         ------------
          WASHINGTON  4.1%
  5,000   King Cnty, WA Ser B..................  5.900       12/01/14       5,503,600
  2,500   King Cnty, WA Ser B..................  6.625       12/01/15       2,911,825

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          WASHINGTON (CONTINUED)
$ 4,000   Washington St Pub Pwr Supply Ser A
          Rfdg (FGIC Insd).....................  7.000%      07/01/08    $  4,759,120
 10,000   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev (AMBAC Insd)...  5.700       07/01/09      10,869,900
                                                                         ------------
                                                                           24,044,445
                                                                         ------------
          WEST VIRGINIA  2.5%
  5,920   Harrison Cnty, WV Cnty Cmnty Solid
          Waste Disp Rev West PA Pwr Co Ser C
          (AMBAC Insd).........................  6.750       08/01/24       6,646,443
  4,000   Marshall Cnty, WV Pollutn Ctl Rev OH
          Pwr Co Proj Ser C Rfdg (MBIA Insd)...  6.850       06/01/22       4,384,400
  3,000   West Virginia St Wtr Dev Auth Wtr Dev
          Rev Ln Pgm II Ser A (Prerefunded @
          11/01/04) (FSA Insd) (b).............  6.750       11/01/33       3,469,080
                                                                         ------------
                                                                           14,499,923
                                                                         ------------
          WISCONSIN  2.2%
  3,500   Wisconsin Hsg & Econ Dev Auth
          Homeownership Rev Ser A..............  6.450       03/01/17       3,717,595
  5,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Children's Hosp (Embedded Cap) (FGIC
          Insd)................................  5.000       08/15/10       5,076,450
  2,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Marquette Univ (MBIA Insd)...........  4.750       06/01/23       1,878,400
  2,360   Wisconsin St Hlth & Edl Fac Waukesha
          Mem Hosp Ser A (AMBAC Insd)..........  5.000       08/15/09       2,435,072
                                                                         ------------
                                                                           13,107,517
                                                                         ------------
          PUERTO RICO  5.0%
  7,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser Y Rfdg (Embedded Cap)
          (FSA Insd)...........................  5.730       07/01/21       8,201,760
 10,000   Puerto Rico Elec Pwr Auth Pwr Rev
          Formerly Puerto Rico Comwlth Wtr
          Resources Auth Pwr Rev (MBIA Insd)...  5.375       07/01/27      10,307,400
 10,000   Puerto Rico Pub Bldgs Auth Gtd Pub
          Edl & Hlth Fac Rfdg Ser M (MBIA
          Insd)................................  5.600       07/01/08      11,059,700
                                                                         ------------
                                                                           29,568,860
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                                                  Market Value
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS  99.4%
  (Cost $539,865,913)....................................................    $584,184,128
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%..............................       3,733,232
                                                                             ------------
NET ASSETS  100.0%.......................................................    $587,917,360
                                                                             ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $539,865,913).......................  $584,184,128
Receivables:
  Interest..................................................    10,451,608
  Investments Sold..........................................       966,675
Other.......................................................           203
                                                              ------------
      Total Assets..........................................   595,602,614
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,279,525
  Custodian Bank............................................     1,440,007
  Investment Advisory Fee...................................       314,757
  Income Distributions--Common and Preferred Shares.........       212,193
  Administrative Fee........................................        96,848
  Affiliates................................................        51,193
Accrued Expenses............................................       165,459
Trustees' Deferred Compensation and Retirement Plans........       106,522
Options at Market Value (Net premiums received of
  $98,380)..................................................        18,750
                                                              ------------
      Total Liabilities.....................................     7,685,254
                                                              ------------
NET ASSETS..................................................  $587,917,360
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 9,000 issued with liquidation preference of
  $25,000 per share)........................................  $225,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................       235,551
Paid in Surplus.............................................   348,118,080
Net Unrealized Appreciation.................................    44,397,845
Accumulated Undistributed Net Investment Income.............     2,003,439
Accumulated Net Realized Loss...............................   (31,837,555)
                                                              ------------
      Net Assets Applicable to Common Shares................   362,917,360
                                                              ------------
NET ASSETS..................................................  $587,917,360
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($362,917,360 divided
  by 23,555,115 shares outstanding).........................  $      15.41
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $16,252,247
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,906,404
Administrative Fee..........................................      586,586
Preferred Share Maintenance.................................      296,548
Trustees' Fees and Related Expenses.........................       20,686
Custody.....................................................       19,064
Legal.......................................................        4,525
Other.......................................................      146,695
                                                              -----------
    Total Expenses..........................................    2,980,508
                                                              -----------
NET INVESTMENT INCOME.......................................  $13,271,739
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   897,518
  Options...................................................      123,380
                                                              -----------
Net Realized Gain...........................................    1,020,898
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   51,212,316
                                                              -----------
  End of the Period:
    Investments.............................................   44,318,215
    Options.................................................       79,630
                                                              -----------
                                                               44,397,845
                                                              -----------
Net Unrealized Depreciation During the Period...............   (6,814,471)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,793,573)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,478,166
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1999
                and the Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $13,271,739        $26,890,772
Net Realized Gain.................................     1,020,898          1,629,512
Net Unrealized Appreciation/Depreciation During
  the Period......................................    (6,814,471)        10,448,731
                                                     -----------        -----------
Change in Net Assets from Operations..............     7,478,166         38,969,015
                                                     -----------        -----------
Distributions from Net Investment Income:
  Common Shares...................................    (9,539,593)       (19,079,154)
  Preferred Shares................................    (3,525,778)        (7,977,673)
                                                     -----------        -----------
Total Distributions...............................   (13,065,371)       (27,056,827)
                                                     -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (5,587,205)        11,912,188
NET ASSETS:
Beginning of the Period...........................   593,504,565        581,592,377
                                                     -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,003,439 and $1,797,071, respectively)........  $587,917,360       $593,504,565
                                                    ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                         Six Months
                                           Ended             ------------------------
                                       April 30, 1999          1998            1997
-------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)........     $  15.644          $ 15.139        $ 14.496
                                          ---------          --------        --------
  Net Investment Income..............          .564             1.142           1.163
  Net Realized and Unrealized
    Gain/Loss........................         (.246)             .512            .631
                                          ---------          --------        --------
Total from Investment Operations.....          .318             1.654           1.794
                                          ---------          --------        --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders......          .405              .810            .810
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................          .150              .339            .341
  Distributions from Net Realized
    Gain on Investments:
    Paid to Common Shareholders......           -0-               -0-             -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................           -0-               -0-             -0-
                                          ---------          --------        --------
Total Distributions..................          .555             1.149           1.151
                                          ---------          --------        --------
Net Asset Value, End of the Period...     $  15.407          $ 15.644        $ 15.139
                                          =========          ========        ========
Market Price Per Share at End of the
  Period.............................     $ 14.0000          $14.7500        $13.5625
Total Investment Return at Market
  Price (b)..........................         (2.44%)*          15.10%          16.61%
Total Return at Net Asset Value
  (c)................................          1.12%*            8.86%          10.30%
Net Assets at End of the Period (In
  millions)..........................     $   587.9          $  593.5        $  581.6
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**...........................          1.64%             1.67%           1.70%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)..................          5.36%             5.21%           5.61%
Portfolio Turnover...................            13%*              24%             32%
* Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares............................          1.02%             1.03%           1.03%

(a) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                     March 26, 1993
Year Ended October 31                (Commencement
---------------------------------    of Investment
       1996      1995      1994      Operations) to
---------------------------------   October 31, 1993
      $14.366   $12.901   $16.427            $14.789
      -------   -------   -------   ----------------
        1.168     1.183     1.177               .639
         .131     1.571    (3.340)             1.487
      -------   -------   -------   ----------------
        1.299     2.754    (2.163)             2.126
      -------   -------   -------   ----------------
         .829      .912      .912               .380
         .340      .377      .238               .108
          -0-       -0-      .177                -0-
          -0-       -0-      .036                -0-
      -------   -------   -------   ----------------
        1.169     1.289     1.363               .488
      -------   -------   -------   ----------------
      $14.496   $14.366   $12.901            $16.427
      =======   =======   =======   ================
      $12.375   $12.750   $10.750            $15.250
        3.70%    27.67%   (23.52%)             4.25%*
        6.87%    19.04%   (15.48%)            12.14%*
      $ 566.5   $ 563.4   $ 528.9            $ 611.9
        1.77%     1.80%     1.70%              1.46%
        5.78%     5.90%     6.39%              5.59%
          42%       50%       79%                66%*
        1.06%     1.06%     1.03%              1.00%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carry forward for tax purposes of $32,813,198 which will expire between October 31, 2002 and October 31, 2004. Net realized gains or losses differ for financial reporting and tax purposes as a result of gains and losses recognized for tax purposes on open option positions at October 31, 1998.
    At April 30, 1999, for federal income tax purposes, cost of long-term investments is $539,865,913; the aggregate gross unrealized appreciation is $45,489,115 and the aggregate gross unrealized depreciation is $1,170,900, resulting in net unrealized appreciation on long-term investments of $44,318,215.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $4,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $64,400 representing Van Kampen's cost of providing accounting and legal services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.
    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $81,061,885 and $78,424,528, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at October 31, 1998.................       200       $ 123,380
Options Written.................................       200          98,380
Options Expired (Net)...........................      (200)       (123,380)
                                                      ----       ---------
Outstanding at April 30, 1999...................       200       $  98,380
                                                      ====       =========

    The related futures contracts of the outstanding option transactions as of April 30, 1999, and the description and market value is as follows:

                                                                       MARKET
                                                    EXP. MONTH/       VALUE OF
                                      CONTRACTS    EXERCISE PRICE     OPTIONS
-------------------------------------------------------------------------------
Municipal Bond Index Futures
  June 1999--Written Calls
  (Current Notional Value of
  $123,188 per contract)..........       200          June/128        $(18,750)
                                         ===                          ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    There were no transactions in futures contracts during the six months ended April 30, 1999.

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5.  PREFERRED SHARES
Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.
    As of April 30, 1999, the Trust has outstanding 9,000 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 2,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days, and for Series B, C and D is 28 days. The average rate in effect on April 30, 1999 was 3.232%. During the six months ended April 30, 1999, the rates ranged from 2.24% to 4.50%.
    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*
Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.